                                                                    Exhibit 10.7


                                                    SERVICE AGREEMENT NO 200.504

This SERVICE AGREEMENT, made as of November 26, l990, by and between International Business Machines Corporation, a corporation of the State of New York, having an office at 11400 Burnet Road, Austin, Texas 78758 (hereinafter referred to as IBM), and Pencom Software Inc., a corporation of New York, having an office at 9050 Capital of Texas Hwy. North, Austin, TX 78759 (hereinafter referred to as Contractor).

1.0   SCOPE OF WORK

1.1 Contractor will furnish skill requirements for technical support to IBM, as more fully set forth in Appendix A (which is attached and made a part of this Agreement) and in accordance with the terms and conditions on the face and reverse of purchase orders issued from time to time by IBM and accepted by Contractor. Such purchase orders shall constitute the only authorization for Contractor to take any action or expend any money for services hereunder. Contractor's services may include collaboration with and assistance to IBM personnel and/or others retained by IBM. In the event of any conflict between the terms and conditions of this Agreement and those of purchase orders issued hereunder, the terms and conditions of this Agreement shall prevail.

"Subsidiary" shall mean a corporation, company of other entity:

      more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or

      which does not have. outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest (representing the right to make the decisions for such corporation, company or other entity) is;

now or hereafter, owned or controlled, directly or indirectly by a party hereto, but such corporation, company or other entity shall be deemed to be Subsidiary only so long as such ownership or control exists.

1.2 IBM shall appoint a coordinator for each purchase order issued by IBM under this Agreement. Such coordinator shall be responsible for maintaining technical liaison with Contractor's supervisor and for determining for IBM the adequacy, acceptability and fitness of the services performed by the Contractor under such purchase orders.

1.3 When work is done on IBM's premises, Contractor shall at all times provide supervisory personnel acceptable to IBM to provide on-premises supervision and control of Contractor's personnel who are working on such premises. The Contractor will inform IBM of the name of the supervisor responsible for the work. The supervisor shall have authority to act as agent for the Contractor in his absence.

2.0   PAYMENT

2.1 IBM will pay Contractor for services under this Agreement in accordance with rates specified in purchase orders issued hereunder by IBM or with rates specified in the attached rate schedule.

3.0   RECORDS

3.1 Contractor shall maintain complete and accurate accounting records, in a form in accordance with generally accepted accounting principles to substantiate Contractor's charges hereunder. Such records shall include payroll records, job cards, attendance cards and job summaries, and the Contractor shall retain such records for a one year period from the date of termination of this Agreement.

      IBM shall have access to such records for purposes of audit during normal business hours during the term of this Agreement and during the respective periods in which Contractor is required to maintain such records as herein provided.

4.0   CONFIDENTIAL INFORMATION

4.1 "Confidential Information" shall mean that information: 1) disclosed to or obtained by Contractor in connection with, and during the term of, this Agreement; and 2) which relates to past, present and future research, development and business activities of IBM or its Subsidiaries. It shall also mean all items prepared for and submitted to IBM in connection with work performed under this Agreement, including drafts and associated materials. The term "Confidential Information" shall not mean any information which is previously known to Contractor without obligation of confidence, is publicly disclosed by IBM either prior or subsequent to Contractor's receipt of such information, or is rightfully received by Contractor from a third party without obligation of confidence.

4.2 For a period of three years from the date of disclosure or receipt, Contractor agrees to hold all such Confidential Information in trust and confidence for IBM; and not to use such Confidential Information other than for the benefit of IBM, or make copies of such Confidential Information without the permission of IBM. Except as may be authorized by IBM in writing, Contractor agrees not to disclose any such Confidential Information, for such period of time, by publication or otherwise, to any person other than those persons whose services Contractor requires who have a need to know such Confidential Information for purposes of carrying out the terms of this Agreement, and who agree in writing to be bound by, and comply with, the provisions of this Section 4.

4.3 Upon termination or expiration of this Agreement, Contractor will return to IBM all written or descriptive matter, including, but not limited to, drawings, blueprints, descriptions, or other papers, documents, tapes, or any other media which contain any such Confidential Information. In the event of a loss of any item containing such Confidential Information, Contractor shall promptly notify IBM in writing.

5.0   RIGHTS IN DATA

5.1 All of the items prepared for and submitted to IBM by Contractor under this Agreement shall belong exclusively to IBM and shall be deemed to be works made for hire. To the extent that any such items may not, by operation of law, be works made for hire, Contractor hereby assigns to IBM the ownership of copyright in such items and IBM shall have the right to obtain and hold in its own name copyrights, registrations and similar protection which may be available in such items. Contractor agrees to give IBM or its designees all assistance reasonably required to perfect such rights.

5.2 To the extent that any preexisting materials of Contractor are contained in such items, Contractor grants to IBM an irrevocable, nonexclusive, worldwide, royalty-free license to: 1) use, execute, reproduce, display, perform, distribute (internally or externally) copies of, and prepare derivative works based upon, such preexisting materials and derivative works thereof, and, 2) authorize others to do any, some or all of the foregoing.

5.3 No license or right is granted to Contractor either expressly or by implication, estoppel or otherwise to publish, reproduce, prepare derivative works based upon, distribute copies of, publicly display, or perform, any of such items, except preexisting materials of Contractor, either during or after the term of this Agreement.

6.0   WARRANTIES

6.1 Contractor represents and warrants that it is under no obligation or restriction, nor will it assume any such obligation or restriction, which would in any way interfere or be inconsistent with, or present a conflict of interest concerning, the services to be furnished by Contractor under this Agreement.

6.2 Contractor represents and warrants the originality of the items prepared for and submitted to IBM under this Agreement and that no portion of such items, or their use or distribution violates or is protected by any copyright or similar right of any third party.

6.3 In providing services under this Agreement, Contractor understands that IBM does not wish to receive from Contractor any information which may be considered confidential and/or proprietary to Contractor and/or to any third party. Contractor represents and warrants that any information disclosed by Contractor to IBM is not confidential and/or proprietary to Contractor and/or to any third party.

7.0   INVENTIONS

7.1 'Invention' shall mean any idea, design, concept, technique, invention, discovery or improvement, whether or not patentable, made, solely or jointly by Contractor, and/or Contractor's employees, or jointly by Contractor and/or Contractor's employees with one or more employees of IBM during the term of this Agreement and in the performance of services hereunder, provided that either the conception or reduction to practice occurs during the term of this Agreement and in the performance of services hereunder.

8.0   INVENTION RIGHTS

8.1 Contractor shall promptly make a complete written disclosure to IBM of each Invention, specifically pointing out the features or concepts which Contractor believes to be new or different.

8.2 Contractor hereby assigns to IBM, its successors and assigns, any said Invention together with the right to seek protection by obtaining patent rights therefor and to claim all rights of priority thereunder, and the same shall become and remain IBM's property whether or not such protection is sought.

8.3 Contractor shall, upon IBM's request and at IBM's expense, cause patent applications to be filed thereon, through solicitors designated by IBM, and forthwith assign all such applications to IBM, its successors and assigns. Contractor shall give IBM and its solicitors all reasonable assistance in connection with the preparation and prosecution of any such patent applications and shall cause to be executed all such assignments and other instruments and documents as IBM may consider necessary or appropriate to carry out the intent of this Section.

8.4 To the extent that IBM has the right to do so, IBM hereby grants to Contractor an irrevocable, nonexclusive, non-transferable and fully paid-up license throughout the world under any said Inventions assigned to IBM pursuant to this Section 8, and under any patents throughout the world issuing thereon, including reissues, extensions, divisions and continuations thereof; provided, however, that such license is not applicable to any Inventions, patent applications or patents relating to appearance designs.

8.5 Nothing contained in this Agreement shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications arising out of any other inventions of either party.

9.0   CONTRACTOR'S AGREEMENT WITH EMPLOYEES

9.1 Contractor will have an appropriate agreement with each of its employees and all others whose services Contractor may secure to perform hereunder, sufficient to enable it to comply with all of the terms of this Agreement.

10.0  CONTRACTOR'S EMPLOYEES NOT DEEMED IBM'S

10.1 Contractor agrees to take appropriate preventive steps before the assignment of any of its employees to perform work under this Agreement, that it reasonably believes will ensure that its employees and its subcontractors' employees at any level, will not engage in inappropriate conduct while on IBM premises.

      Inappropriate conduct shall include, but is not limited to: being under the influence of or affected by alcohol, illegal drugs, or controlled substances; the manufacture use, distribution, sale or possession of alcohol, illegal drugs or any controlled substance, except for approved medical purposes; the possession of a weapon of any sort; and/or harassment, threats or violent behavior. Violation of this provision may result in termination of this Agreement and any other remedy available to IBM at law or in equity.

10.2 Personnel supplied by Contractor are employees of Contractor and will not for any purpose be considered employees or agents of IBM. Contractor assumes full responsibility for the actions of such personnel while performing services pursuant to purchase order(s) issued hereunder, and shall be solely responsible for their supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like.

10.3 Contractor agrees to provide IBM any information about Contractor's personnel that IBM is required by law to obtain, including information on "leased employees" and "management services organizations," as these terms are discussed in Sections 414 (m), (n) and (o) of the U.S. Internal Revenue Code.

11.0  FORMER DEPARTMENT OF DEFENSE EMPLOYEES

      Contractor warrants that no individual who is a former officer or employee of Department of Defense (DoD), who:

      1)    left DoD service on or after April 16, 1987; and

      2) served in a civilian position for which the rate of pay is equal to or greater than the minimum rate of pay for grade GS-13; or served in the Armed Forces in a pay grade of 4 or higher,

      shall be employed or compensated for services rendered under this Agreement within two years after they left service in DoD, without specific written approval of IBM. If Contractor requests such approval, Contractor agrees to provide IBM with any information needed to comply with 10 USC 2397 b and c.

12.0  TERM, TERMINATION AND CANCELLATION

12.1 This Agreement shall commence on December 3, 1990, and shall expire on December 2, 1991.

12.2 Contractor or IBM may terminate this Agreement at any time upon 30 days' prior written notice to the other party. Any outstanding purchase orders shall terminate upon termination of this Agreement.

12.3 IBM may, at its sole discretion, request that Contractor remove any specified employee(s) of Contractor from IBM's premises, and that they not be reassigned to any IBM premises under this Agreement. No reason is required for such request. Contractor hereby agrees to take action immediately to remove such specified employee(s), and to see that such reassignment does not occur.

12.4 Purchase orders issued pursuant to this Agreement, or portions thereof, covering services of Contractor's personnel to be performed on or off IBM premises, may be so cancelled on 30 days, written notice, without further liability to Contractor by IBM.

12.5 In the event of cancellation, termination or expiration of any purchase order issued hereunder, all work being performed thereunder in Contractor's possession shall be forwarded to IBM, and IBM shall make payment at the specified rates for satisfactory services performed to the effective date of cancellation, termination or expiration of such purchase order.

13.0  COMPLIANCE WITH LAWS

13.1 There are incorporated into this Agreement the provisions of Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the rules and regulations issued pursuant thereto. Contractor represents that Contractor will comply with this order and pertinent rules and regulations, unless exempted.

13.2 Contractor represents that in the performance of this Agreement, Contractor shall comply with all of the applicable provisions of the Fair Labor Standards Act of 1938 of the United States, as amended.

13.3 Contractor agrees to comply and do all things necessary to meet the requirements of the Occupational Safety and Health Act of 1970. Contractor agrees to promptly notify IBM in writing if a charge of noncompliance with the Act has been filed against it in connection with the services being provided hereunder.

13.4 Contractor agrees to comply, and do all the things necessary for IBM to comply, with all applicable Federal, State and local laws, regulations and ordinances, including, but not limited to, the Foreign Corrupt Practices Act; the Immigration Reform and Control Act of 1986, as amended; and the Regulations of the United States Department of Commerce relating to the Export of Technical Data; insofar as they relate to the services to be performed under this Agreement. Contractor agrees to obtain all required government documents and approvals prior to export of any technical data disclosed to Contractor or the direct product related thereto.

13.5 Contractor represents that it is not subject, either directly or indirectly (by affiliation or any other connection with another party), to any order issued by any agency of the United States Government revoking or denying, in whole or in part, the Contractor's United States export privileges. Contractor agrees to notify IBM immediately in the event Contractor becomes subject to any such order.

14.0  ILLEGAL ALIENS

14.1 The Contractor shall establish appropriate procedures and controls so that services under this Agreement will not be performed by using any alien who is not legally eligible for such employment under United States immigration laws.

15.0  FORMER IBM EMPLOYEES

15.1 Contractor shall inform IBM when Contractor plans to assign a former IBM employee to perform work under this Agreement, whether or not on IBM premises. IBM reserves the right to approve or disapprove the assignment.

15.2 Nothing contained in this Agreement shall be construed as granting to Contractor or any employee of Contractor any other or additional rights under any IBM employee benefit plan or otherwise, than may now exist under the IBM Retirement Plan by reason of Contractor's or such employees' prior status as a retired employee of IBM.

16.0  GENERAL PROVISIONS

16.1  The rights and obligations of Sections 3.0, 4.0, 5.0, 6.0, 8.0, 13.0 and
      20.0 shall survive and continue after any expiration or termination of this Agreement and shall bind the parties and their legal representatives, successors, heirs and assigns.

16.2 Contractor agrees that neither Contractor nor any of its agents or employees will export or re-export any information of IBM, nor any process, product or service that is produced as a result of the use of such information, to any country specified in such Export Regulations as a prohibited destination, without first obtaining U.S. Government approval, by application through IBM. Upon request, IBM will advise Contractor of the countries then specified in such Regulations as prohibited destinations.

16.3 Neither party shall assign any of its rights (except rights to the payment of money) or delegate any of its obligations under this Agreement to any third party without the express written consent of the other. Any act in derogation of the foregoing shall be null and void.

16.4 This Agreement incorporates by reference the IBM Austin Contractor Safety Guide dated October 4, 1989, the terms of which are set forth in Appendix B (which is attached and made a part of this Agreement). In the event of any conflict between or among the terms of the IBM Austin Contractor Safety Guide and Paragraphs 1 through 21, the terms of Paragraph 1 through 21 of this Agreement shall control.

17.0  SOLE AGREEMENT

17.1 This Agreement together with its attachments shall supersede all prior agreements and understandings between the parties respecting the subject matter thereof. This Agreement may not be changed or terminated orally by or on behalf of either party.

18.0  INDEMNIFICATION

18.01 Contractor agrees to indemnify and save IBM harmless from and against any and all claims of any kind including, but not limited to, personal injury or death to persons or damage to property, arising out of, in connection with, or resulting from Contractor's performance under this Agreement, to the extent caused in whole or in part by Contractor, or any subcontractors, or by anyone directly or indirectly employed by Contractor.

19.0  LIMITATION OF LIABILITY

19.1 Neither party shall be liable for any lost revenue, lost profits, or other consequential damages under any part of this Agreement, even if advised of the possibility of such damages. Furthermore, IBM shall not be liable for any delays, losses or any other damages which may result from the furnishing of any equipment, documentation, programs or services under this Agreement, even if advised of the possibility of such damages.

19.2 Contractor shall secure and maintain adequate worker's compensation insurance in accordance with the law of the state or states wherein Contractor shall perform services for IBM. Contractor further agrees to maintain comprehensive general and vehicular liability insurance for claims for damages because of bodily injury (including death) and property damage, caused by or arising out of acts or omission of its employees. The minimum limits of such insurance shall be $100,000.00 for each person and $300,000.00 for each accident because of bodily injury, and $100,000.00 because of property damage for each accident. Certificates of such insurance shall be furnished to IBM at the commencement of this Agreement and at the renewal date or dates of all such insurance policies for as long as this Agreement remains in effect. In no event shall any such insurance be cancelled without prior written notice to IBM by Contractor's insurance carrier.

20.0  IBM TRADEMARK

20.1 Notwithstanding any other provisions of this Agreement, Contractor shall have no right to use IBM's trademark, or trade name, or to refer to this Agreement or the services performed hereunder, directly or indirectly, in connection with any product, service, promotion or publication without the prior written approval of IBM.

21.0  APPLICABLE LAW

21.1 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.


INTERNATIONAL BUSINESS                  PENCOM SOFTWARE, INC.
MACHINES CORPORATION


BY: /s/ A. Caricari                     BY: /s/ E. Taylor

TITLE: Procurement Manager              TITLE: President

DATE: 11-30-90                          DATE: 12/3/90

                                  APPENDIX "A"
                                  SCOPE OF WORK

Provide skill requirements for technical support on IBM premises to IBM's Advanced Workstations Division Customer Technical Support Center as follows:

      1. Be responsible for answering questions from IBM customers and vendors that the marketing level 1 and level 2 support centers cannot answer.

      2. Develop tips and techniques or course material for IBM marketing technical support centers or porting center.

      3. Assist IBM customers and vendors in difficult porting, performance tuning or customer environment situations.

Skill requirements require excellent UNIX and C skills with the ability to read code, specific knowledge of AIX, provide very good customer interaction skills and a desire to work with problems/solutions rather than developing a new code.

Contractor shall provide a time based report on all projects being performed by its employees under this agreement. These reports shall contain the time worked on specific projects, coded to these projects. These reports shall be issued on a weekly basis, followed by a monthly summary report. This reporting frequency shall be in effect through the end of March, 1991. Thereafter, a reporting procedure shall be negotiated and implemented for The period after March, 1991.

                                                     Service Agreement # 200.504

                                  Attachment 1

                      IBM Vendor Certificate of Originality

This questionnaire must be completed by the Vendor furnishing a software material (program product or offering and related documentation, or other software material) for IBM reproduction and marketing, and must be sent to the IBM product manager. The acceptance of this questionnaire by IBM is a necessary condition precedent for the IBM final payment for the furnished material.

One questionnaire can cover one complete product, even if that product includes multiple modules. However, a separate questionnaire must be completed for code and another for its related documentation (if any).

Please leave no question blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

                                   ----------

1. Name of the software material (provide complete identification, including version, release, and modification numbers for programs and documentation):

      The only software provided will be software created in connection with Pencom's technical support role.


2. Was the software material or any portion thereof written by any party than you, _____ or your employees working within their job assignment?

      YES _____   NO  x

      If YES, provide the following information:

A) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:

          n/a

B)    Specify for each involved party:

      i)    Name: ______________________________________________________________

      ii)   Address: ___________________________________________________________

      iii) If the party is a Company, how did it acquire title to the software material (e.g. software material was written by company's employees as part of their job assignment)?

            n/a

      iv) If the party is an individual, did he/she create the software material while employed by or under contractual relationship with another party?

      YES _____      NO _____

      If YES, provide name and address of the other party and explain the nature of the obligations:

            n/a

3. What copyright notice(s) do you wish to have included in the software material when published by IBM?

            n/a

4. Was the software material or any portion thereof derived from any of their party's preexisting material(s)?

      YES ______  NO  X

      If YES, provide the following information for each of the preexisting materials:

      A)    Name of the materials: n/a

      B)    Owner:

      C)    How did you get the right to use the preexisting material(s)? n/a

5. Identify below, or in an attachment, any other circumstances which might affect IBM's ability to reproduce and market this software product, including:

      A)    Confidentiality or trade secrecy of preexisting material(s) n/a

      B)    Known or possible royalty obligations to others: n/a

      C) Preexisting materials developed for another party or customer (including government) where you may not have retained full rights to the material: n/a

      D) Materials acquired from a person or company possibly having no title to them: n/a

      E)    Other Circumstances:

               n/a



Vendor Name:                           Pencom Software Inc.
Address:                               9050 Capital of Texas Hwy, N
                                       Austin, Texas 78759


Signer Name and Title:                   Edward A. Taylor
                                       -------------------------------------
                                         President


Signature:                             /s/ E. Taylor
                                       -------------------------------------


Date:                                  December 3, 1990

                                                                    Attachment 2

November 30, 1990



Pencom Software, Inc.
9050 Capital of Texas Hwy N. # 300
Austin, TX 78759

SUBJECT: Service Agreement #200.504

Dear Edward Taylor:

In furnishing you with AT&T Information Systems' UNIX* or UNIX derivative source code, International Business Machines Corporation (hereinafter referred to as
IBM) has been requested by AT&T Information Systems (hereinafter referred to as AT&T) to obtain your Agreement to the following:

1. Any claim, demand, or right of action arising on behalf of Pencom Software, Inc. (hereinafter referred to as Vendor) from access to or use of the UNIX or UNIX derivative source code shall be solely against IBM.

2. Vendor agrees that it shall hold the UNIX or UNIX derivative source code in confidence for AT&T and IBM. Vendor further agrees that it shall not make any disclosure of any or all of the UNIX or UNIX derivative source code to anyone, except to employees of Vendor or IBM to whom such disclosure is necessary to the use for which rights are granted hereunder. Vendor shall appropriately notify each employee to whom any such disclosure is made that such disclosure is made in confidence and shall be kept in confidence by such employee. If information relating to the UNIX or UNIX derivative source code at any time becomes available without restrictions to the general public by acts not attributable to Vendor or its employees, Vendor's obligations under this Section shall not apply to such information after such time.

3. All UNIX or UNIX derivative Source Code may be used only in conjunction with a machine which has the appropriate source code license furnished by AT&T. The only copies permitted to be made are those for back-up purposes in conjunction with that machine. If Vendor wishes to transfer the source code to another machine, IBM must be notified and have AT&T's approval to transfer such source code, prior to the transfer of the source code. The source code must be removed from the previously licensed machine upon transfer of the license to the newly licensed machine.

*UNIX is a registered trademark of AT&T.

4. Vendor, upon completion of work for IBM relating to the UNIX or UNIX derivative source code shall return all copies of the UNIX or UNIX derivative source code to IBM and shall erase any such software form any storage elements or apparatus.

5. The obligations of Vendor and its respective employees under this Agreement shall survive and continue after termination of any other Agreements between Vendor and IBM.

This Agreement is effective December 3, 1990.

If the above terms and conditions are acceptable to Vendor, an authorized representative is requested to indicate acceptance thereof by signing and returning two (2) copies of this Agreement, as instructed herein, and retaining one (1) copy for file.

Return one (1) copy to:             IBM Corporation
                                    Software Contracts Procurement
                                    AOD/983/Zip 2202
                                    11400 Burnet Road
                                    Austin, TX 78758
                                    Attention: May Cherry

Return one (1) copy to:             IBM Corporation
                                    Zip 1109
                                    11400 Burnet Road
                                    Austin, TX 78758
                                    Attention:  Lynn Turner

Very truly yours,                      Accepted and Agreed to:

INTERNATIONAL BUSINESS                 _________________________________
MACHINES CORPORATION


By: /s/ Caricari                       By: /s/ E. Taylor
   ---------------------------             -----------------------------

Title: Procurement Manager             Title: President

Date:  11-30-90                        Date: December 3, 1990

Date: November 30, 1990

                                                                    ATTACHMENT 3

Pencom Software, Inc
9050 Capital of TX, Hwy N. #300
Austin, TX 78759

SUBJECT: SERVICE AGREEMENT #200.504

Dear, Edward Taylor

International Business Machines Corporation (hereinafter called IBM) may wish to obtain quotations from and to issue to Pencom Software, Inc. (hereinafter called Developer) IBM Purchase Orders and to execute with Developer associated agreements for various materials, services or software programs from time to time. In connection therewith, it may be necessary for IBM to disclose to Developer confidential information of IBM.

As a basis for such dealing, Developer is required to enter into this Agreement having the following terms and conditions.

1. IBM may disclose IBM Confidential Information to Developer either orally or in writing (including graphic material). When disclosed in writing, or other tangible form, the information will be labeled "IBM Confidential".

      When disclosed orally, such information will be identified as "IBM Confidential" at the time of disclosure with subsequent confirmation in writing referencing the date and type of information disclosed. Developer agrees to clearly label as "IBM Confidential" all information reduced to writing by Developer as a result of such oral disclosures.

      IBM's disclosure of Confidential Information may include disclosure(s) of third Party source code (hereinafter called Third Party Source Code). Third Party and/or IBM Source Code shall be labeled as such in addition to being labeled as and deemed to be IBM Confidential Information as set forth above.

2. Developer shall hold in trust and confidence all IBM Confidential Information including Third Party Source Code and shall not disclose such information to any third party. Furthermore, Developer shall not use such IBM Confidential Information for any purpose other than to prepare a response to any IBM Request For Quotation or to perform work for IBM as may subsequently be ordered. Developer shall not disclose or use such information for any purpose other than those stated above until such time as the information becomes publicly know through no fault of Developer.

3. Except for the specific purposes contemplated by this Agreement, it is to be understood that by disclosing IBM Confidential Information to Developer, IBM and any Third Party do not grant any express or implied license or other right to Developer under patents, copyrights or other proprietary rights of IBM or the Third Party.

4. IBM Confidential Information shall also include all information identified as confidential and disclosed by IBM to Developer which pertains to IBM's past, present or future research, development or business activities.

5. Developer shall not disclose IBM Confidential Information to subcontractors nor subcontract any part or the work covered by Purchase Orders issued by IBM without first obtaining written consent from IBM.

6. Developer's obligations regarding IBM Confidential Information shall not apply to information which was already know to Developer prior to disclosure of it to Developer by IBM which is or becomes publicly available through no fault of Developer's, which is rightfully received by Developer from third parties without accompanying secrecy obligations, which is independently developed by Developer or which is approved in writing by IBM for Developer to release.

7. Developer shall disclose IBM'S Confidential Information only to Developer's employees having a need-to-know and shall segregate such information at all times from the materials of third parties so as to prevent any commingling.

8. Developer shall maintain a written agreement with each of Developer's employees sufficient to enable Developer to comply with the terms of this Agreement.

9. Developer shall secure IBM documents, items of work in process, work products, and any other items that embody IBM Confidential Information in locked files or areas providing restricted access to prevent its unauthorized disclosure.

10. Developer shall maintain adequate procedures to prevent loss of any materials containing IBM Confidential Information. In the event of any loss, Developer shall notify IBM immediately.

11. Developer agrees to maintain on hundred percent (100%) accountability of material and equipment consigned to Developer by IBM and will promptly notify IBM of loss or damage of any items consigned.

12.   Developer shall return to IBM Confidential Information upon request.

13. IBM does not wish to receive confidential information of Developer or any third party and IBM will be free to reproduce, distribute to third parties, and otherwise use any information furnished to IBM by Developer. Any information provided to IBM shall not be deemed confidential.

14. This Agreement shall begin on December 3, 1990 and terminate on December 2, 1991 provided, however, that either party shall have the right to terminate this Agreement upon ten (10) days prior written notice.

15. The provisions of this Agreement shall service and continue after expiration or termination of the Agreement with respect to any IBM Confidential Information disclosed to or obtained by Developer prior to the date of such expiration or termination or disclosed to or obtained by Developer subsequent thereto under any Purchase Orders in effect on such date or expiration or termination.

16. This Agreement shall be construed and the legal relations between the parties hereto shall be determined, in accordance with the substantive law of the State of New York.

17. IBM shall have the right to visit periodically, using reasonable business practices, Developer's premises and conduct a review of the compliance with the terms of this Agreement -

18. Upon execution of this Agreement, Developer shall promptly notify IBM in writing of Developer's authorized representative who will coordinate the receipt and maintenance of all IBM Confidential Information sent to Developer. Developer shall promptly notify IBM in writing of any change of such authorized representatives.

If the above terms and conditions are acceptable to Developer, an authorized representative is requested to indicate acceptance thereof by signing and returning two (2) copies of this Agreement, as instructed herein, and retaining one (1) copy for file.


Return one (1) copy to:                IBM Corporation
                                       Software Contracts Procurement
                                       AOD/983/Zip 2202
                                       11400 Burnet Road
                                       Austin, TX 78758
                                       Attention: May Cherry

Return One (1) copy to:                IBM Corporation
                                       Zip 1109
                                       11400 Burnet Road
                                       Austin, TX 78758
                                       Attention: Lynn Turner



Very truly yours,                      Accepted and Agreed to:

INTERNATIONAL BUSINESS                 --------------------------------
MACHINES CORPORATION



By: /s/ [ILLEGIBLE]                    By: /s/ [ILLEGIBLE]
    ----------------------------           ----------------------------

Title: Procurement Manager             Title:  President
Date: 11-30-90                         Date: December 3, 1990

                                 ATTACHMENT III
                      NON-CONFIDENTIAL GENERAL DESCRIPTION
                         OF IBM CONFIDENTIAL IMFORMATION
                    TO BE DISCLOSED TO TECHNICAL COORDINATOR


AIX Versons 3, 2, and 4 release plans.

                               [LETTERHEAD OF IBM]


November 18, 1991



Mr. Edward A. Taylor
Pencom Software, Inc.
9050 Capital of Texas Hwy. North
Austin, Texas 78759

Dear Ed:

Service Agreement #200.504, dated November 26, 1990, is now being renewed.

There are no changes to the previous agreement pertaining to any terms and conditions except the dates stated on Page 7. The dates of November 26, 1991 through November 25, 1992 will now apply.

If you agree with this change, please sign both copies and return one copy to me.

If you have any questions, please contact me at phone number (512) 823-6539.


INTERNATIONAL BUSINESS
MACHINES CORPORATION                       PENCOM SOFTWARE, INC.

NAME: Lynn D. Turner                       NAME: Ed Taylor

TITLE: Procurement Contracts               TITLE: President
       Administrator
DATE: 11/18/91                             DATE: 11/20/91

SIGNATURE: /s/ Lynn D. Turner              SIGNATURE: /s/ Ed Taylor
           --------------------                       ------------------------

                               [LETTERHEAD OF IBM]

October 29, 1992



Pencom Software, Inc.
9050 Capital of Texas Hwy North
Austin, TX 78759

Dear Sir:

Service Agreement Number 200.504, dated November 26, 1990, is now being renewed.

There are no changes to the previous agreement pertaining to any terms and conditions except the dates stated on Page 7. The dates of November 26, 1992 through November 25, 1993 will now apply.

If you agree with this change, please sign both copies and return one copy to me.

If you have any questions, please contact me at phone number (512) 823-6539.


INTERNATIONAL BUSINESS
MACHINES CORPORATION                   PENCOM SOFTWARE, INC.


NAME: Lynn D. Turner                   NAME: Wade E. Saadi

TITLE: Procurement Contracts           TITLE: President
       Administrator
DATE: 10/29/92                         DATE: November 17, 1992

SIGNATURE: /s/ Lynn D. Turner          SIGNATURE: /s/ Wade E. Saadi

November 2, 1992                                                    Attachment 2



Pencom Software, Inc.
9050 Capital of Texas Hwy. N. #300
Austin, Texas 78759

SUBJECT: SERVICE AGREEMENT NUMBER 200.504

Dear Sir:

International Business Machines Corporation (hereinafter called IBM) may wish to obtain quotations from and to issue to Pencom Software, Inc. (hereinafter called Developer) IBM Purchase Orders and to execute with Developer associated agreements for various materials, services or software programs from time to time. In connection therewith, it may be necessary for IBM to disclose to Developer confidential information of IBM.

As a basis for such dealings, Developer is required to enter into this Agreement having the following terms and conditions.

1. IBM may disclose IBM Confidential Information to Developer either orally or in writing (including graphic material). When disclosed in writing, or other tangible form, the information will be labeled "IBM Confidential".

      When disclosed orally, such information will be identified as "IBM Confidential" at the time of disclosure with subsequent confirmation in writing referencing the date and type of information disclosed. Developer agrees to clearly label as "IBM Confidential" all information reduced to writing by Developer as a result of such oral disclosures.

      IBM's disclosure of Confidential Information may include disclosure(s) of third Party source code (hereinafter called Third Party Source Code). Third Party and/or IBM Source Code shall be labeled as such in addition to being labeled as and deemed to be IBM Confidential Information as set forth above.

2. Developer shall hold in trust and confidence all IBM Confidential Information including Third Party Source Code and shall not disclose such information to any third party. Furthermore, Developer shall not use such IBM Confidential Information for any purpose other than to prepare a response to any IBM Request For Quotation or to perform work for IBM as may subsequently be ordered. Developer shall not disclose or use such information for any purpose other than those stated above until such time as the information becomes publicly known through no fault of Developer.

3. Except for the specific purposes contemplated by this Agreement, it is to be understood that by disclosing IBM Confidential Information to Developer, IBM and any Third Party do not grant any express or implied license or other right to Developer under patents, copyrights or other proprietary rights of IBM or the Third Party.

4. IBM Confidential Information shall also include all information identified as confidential and disclosed by IBM to Developer which pertains to IBM's past, present or future research, development or business activities.

5. Developer shall not disclose IBM Confidential Information to subcontractors nor subcontract any part of the work covered by Purchase Orders issued by IBM without first obtaining written consent from IBM.

6. Developer's obligations regarding IBM Confidential Information shall not apply to information which was already known to Developer prior to disclosure of it to Developer by IBM which is or becomes publicly available through no fault of Developer's, which is rightfully received by Developer from third parties without accompanying secrecy obligations, which is independently developed by Developer or which is approved in writing by IBM for Developer to release.

7. Developer shall disclose IBM's Confidential Information only to Developer's employees having a need-to-know and shall segregate such information at all times from the materials of third parties so as to prevent any commingling.

8. Developer shall maintain a written agreement with each of Developer's employees sufficient to enable Developer to comply with the terms of this Agreement.

9. Developer shall secure IBM documents, items of work in process, work products, and any other items that embody IBM Confidential Information in locked files or areas providing restricted access to prevent its unauthorized disclosure.

10. Developer shall maintain adequate procedures to prevent loss of any materials containing IBM Confidential Information. In the event of any loss, Developer shall notify IBM immediately.

11. Developer agrees to maintain one hundred percent (100%) accountability of material and equipment consigned to Developer by IBM and will promptly notify IBM of loss or damage of any items consigned.

12. Developer shall return to IBM all IBM Confidential Information upon request.

13. IBM does not wish to receive confidential information of Developer or any third party and IBM will be free to reproduce, distribute to third parties, and otherwise use any information furnished to IBM by Developer. Any information provided to IBM shall not be deemed confidential.

14.   This Agreement is effective upon execution.

15. The provisions of this Agreement shall survive and continue after expiration or termination of the Agreement with respect to any IBM Confidential Information disclosed to or obtained by Developer prior to the date of such expiration or termination or disclosed to or obtained by Developer subsequent thereto under any Purchase Orders in effect on such date or expiration or termination.

16. This Agreement shall be construed and the legal relations between the parties hereto shall be determined, in accordance with the substantive law of the State of New York.

17. IBM shall have the right to visit periodically, using reasonable business practices, Developer's premises and conduct a review of the compliance with the terms of this Agreement.

18. Upon execution of this Agreement, Developer shall promptly notify IBM in writing of Developer's authorized representative who will coordinate the receipt and maintenance of all IBM Confidential Information sent to Developer. Developer shall promptly notify IBM in writing of any change or such authorized representatives.

If the above terms and conditions are acceptable to Developer, an authorized representative is requested to indicate acceptance thereof by signing and returning two (2) copies of this Agreement, as instructed herein, and retaining one (1) copy for file.

Return one (1) copy to:   IBM Corporation
                          Software Contracts Procurement
                          AOD/808/Zip 3001
                          11400 Burnet Road
                          Austin, Texas 78758
                          Attention: May Cherry

Return one (1) copy to:   IBM Corporation
                          11400 Burnet Road
                          Internal Zip 1109
                          Austin, Texas 78758
                          Attention: Lynn Turner

Very truly yours,                       Accepted and Agreed to:


INTERNATIONAL BUSINESS                  PENCOM SOFTWARE, INC.
MACHINES CORPORATION


By: /s/ Lynn D. Turner                  By: /s/ Wade E. Saadi
    -----------------------------           -------------------------------
       Lynn D. Turner

Title: Procurement Administrator        Title: President
       --------------------------              ----------------------------

Date: 11/4/92                           Date: 11/20/92
      ---------------------------             -----------------------------

                              [LETTERHEAD OF IBM]

November 17, 1993



Pencom Systems Incorporated
150 Broadway, Suite 600
New York, NY 10038

Dear Sir:

Service Agreement Number 200.504, dated November 26, 1990, is now being renewed.

There are no changes to the previous agreement pertaining to any terms and conditions except the dates stated on Page 7. The dates of November 26, 1993 through November 25, 1994 will now apply.

If you agree with this change, please sign both copies and return one copy to me.

If you have any questions, please contact me at phone number (512) 823-6539.


INTERNATIONAL BUSINESS                  PENCOM SOFTWARE, INC.
MACHINES CORPORATION


NAME: Lynn Turner                       NAME: /s/ Wade E. Saadi
      -----------------------------           -------------------------------


TITLE: Sr. Procurement                  TITLE: President
       Administrator
       ----------------------------            ------------------------------

DATE: 11/17/93                          DATE: November 24, 1993
      -----------------------------           -------------------------------

SIGNATURE: /s/ Lynn D. Turner           SIGNATURE: Wade E. Saadi
           ------------------------                --------------------------

                              [LETTERHEAD OF IBM]


February 17, 1995



Pencom Systems
40 Fulton Street
New York, NY 10038

Dear Sir:

Service Agreement Number 200.504, dated November 26, 1990, is now being amended as follows:

Amend Section 4.1 to include "All third party confidential information provided by Contractor to IBM should be considered IBM Confidential if it contains either an IBM Confidential legend or a proprietary legend of the third party. Contractor shall be obligated to comply with additional usage restrictions and confidentiality protection requirements IBM provides Contractor from time to time".

If you agree with this change, please sign both copies and return one copy to me.

If you have any questions, please contact me at phone number (512) 823-6539.


  INTERNATIONAL BUSINESS                PENCOM SYSTEMS, INC.
  MACHINES CORPORATION

NAME: Lynn Turner                       NAME: /s/ Wade E. Saadi
      ------------------------------          -------------------------------

TITLE: Sr. Procurement Administrator    TITLE: President
       -----------------------------           ------------------------------

DATE: 2/17/95                           Date: 2/21/95
      ------------------------------          -------------------------------

SIGNATURE: /s/ Lynn D. Turner           SIGNATURE: /s/ Wade E. Saadi
           -------------------------               --------------------------

                              [LETTERHEAD OF IBM]


April 20, 1995



Pencom Systems
150 Broadway, Suite 600
New York, NY 10038

Dear Sir:

Service Agreement Number 200.504, dated November 26, 1990, is now being amended as follows:

Amend Section 4.1 to include "All third Party confidential information provided by IBM to Contractor should be considered IBM Confidential if it contains either an IBM Confidential legend or a proprietary legend of the third party. Contractor shall be obligated to comply with additional usage restrictions and confidentially protection requirements IBM provides Contractor form time to time."

If you agree with this change, please sign both copies and return one copy to me.

If you have any questions, please contact me at phone number (512) 823-6539.

INTERNATIONAL BUSINESS                 PENCOM SOFTWARE, INC.
MACHINES CORPORATION


NAME: Lynn Turner                       NAME: /s/ Wade E. Saadi
      ------------------------------          -------------------------------

TITLE: Sr. Procurement Administrator    TITLE: President
       -----------------------------           ------------------------------

DATE: 4/21/95                           Date: 4/27/95
      ------------------------------          -------------------------------

SIGNATURE: /s/ Lynn D. Turner           SIGNATURE: /s/ Wade E. Saadi
           -------------------------               --------------------------

                              [LETTERHEAD OF IBM]


December 11, 1995



Pencom Systems, Inc.
40 Fulton Street
New York, NY  10038

Dear Sir,

Service Agreement # 200.504, dated November 26, 1990, is now being renewed.

There are no changes to the previous agreement pertaining to any terms and conditions except the dates stated on Page 7. The dates of January 1, 1996 through December 31, 1996 will now apply.

If you agree with this change, please sign both copies and return one copy to me.

If you have any questions, please contact me at phone number (512) 823-6539.

INTERNATIONAL BUSINESS                  PENCOM SYSTEMS, INC.
MACHINES CORPORATION


NAME: Lynn Turner                       NAME: /s/ Wade E. Saadi
      ------------------------------          -------------------------------

TITLE: Advisory Contracts               TITLE: President
       -----------------------------           ------------------------------
       Administrator
       -----------------------------

DATE: 12/11/95                          Date: 12/14/95
      ------------------------------          -------------------------------

SIGNATURE: /s/ Lynn D. Turner           SIGNATURE: /s/ Wade E. Saadi
           -------------------------               --------------------------